Pitney Bowes Inc. - Form 10-Q
Nine Months Ended September 30, 1997
Page 17 of 20


                                                                     Exhibit (i)

                               SECOND AMENDMENT TO

                          PITNEY BOWES 1991 STOCK PLAN


         The Pitney Bowes 1991 Stock Plan (the "Plan") is hereby amended, effective September 8, 1997, as follows:

There is added to the Plan a new paragraph 3 (c) which reads in its entirety as follows:

         The Committee may delegate to one or more executive officers of the Company or to a committee of executive officers of the Company the authority to grant Awards to Employees who are not officers or directors of the Company and to amend, modify, cancel or suspend Awards to such Employees.